Exhibit 99
August 9, 2021

Dear Shareholder:

SECOND QUARTER RESULTS
Our 2021 second quarter results continued the strong performance of 2020 and the first quarter of 2021. In the second quarter of 2021, Orrstown Financial Services, Inc. (the “Company”) reported net income of $8.8 million, which represents diluted earnings per share of $0.79. Net interest income increased by $1.1 million compared to the prior year quarter as the Company continued to guide borrowers through the Small Business Administration Paycheck Protection Program (“PPP”) forgiveness process. The Company continues to remain disciplined in its lending strategy to protect the margin in the long-term. Commercial loan balances excluding PPP loans increased 24% on an annualized basis due to the combination of robust demand and the Bank shifting focus to commercial loan production away from PPP origination. At June 30, 2021, the Company had PPP loan balances of $355.6 million, net of deferred fees and costs, and $11.2 million in net deferred fees yet to be recognized over the remaining life of those loans. Expenses ticked down modestly on a linked-quarter basis, as cost cutting initiatives begun in 2020 continued to yield results. We also remain cautiously optimistic about our asset quality and believe that our conservative underwriting philosophy is the proper approach for long-term performance. Our level of nonperforming assets remained unchanged at $9.9 million from March 31, 2021 to June 30, 2021. Importantly, the balance of COVID-19 related commercial and consumer loan deferrals fell from $7.5 million at March 31, 2021 to $3.9 million at June 30, 2021. The aforementioned strong loan originations during the second quarter necessitated a provision for loan losses of $625 thousand during the quarter despite the strong underlying credit trends.

DIVIDEND
In July 2021, the Board of Directors declared a cash dividend of $0.19 per common share, which represents an 11.8% increase over the dividend of $0.17 per share declared in the prior year quarter and a 5.6% increase over the dividend of $0.18 per share declared in the previous quarter. Although we cannot guarantee the amount of future dividend payments, the Board of Directors understands the importance of the dividend to our shareholders and is currently committed to paying regular cash dividends. If you do not currently participate in our Dividend Reinvestment and Stock Purchase Plan (DRSPP) and wish to learn more, please contact the DRSPP administrator, Continental Stock Transfer & Trust, at 212-509-4000 or drp@continentalstock.com, for a prospectus.

COVID 19 IMPACTS
Our industry, our country, and the entire world have changed dramatically since March of 2020. COVID-19 upended the economy and, although the initial recovery was stronger than anticipated, we have yet to reach pre-pandemic levels of employment and productivity. With the economy re-opened and COVID-19 mandates lifted during the second quarter of 2021, the Company shifted its focus from PPP origination to commercial loan production. While a level of uncertainty remains regarding any lingering and future economic impact from COVID-19, we will continue to proudly support the clients and communities in our market, while ensuring the safety of our employees through all appropriate measures.

On behalf of the Board of Directors, our Leadership Team, and all who serve our clients on a daily basis, thank you for your support and continued long-term investment in Orrstown Financial Services, Inc. As we work on your behalf, we look forward to hearing from you. Should you have any questions or concerns, please feel free to contact me at 717-530-2602 or tquinn@orrstown.com, or Matthew Schultheis, CFA, Director of Investor Relations, at 717-510-7127 or ir@orrstown.com.

Sincerely,

Thomas R. Quinn, Jr.
President and Chief Executive Officer

About the Company

With $2.9 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Cumberland, Dauphin, Franklin, Lancaster, and Perry Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.

Cautionary Note Regarding Forward-looking Statements:

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost savings from our branch consolidation efforts. In additional to risks and uncertainties related to the COVID-19 pandemic (including those related to variants, such as the delta variant) and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the SBA to honor its guarantee of loans issued under the SBA PPP; the timing of repayment of SBA PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the SBA PPP efforts to full banking relationships; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2020 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

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